Exhibit 99.1

VERITONE ANNOUNCES PROPOSED $150 MILLION OFFERING OF CONVERTIBLE SENIOR NOTES

DENVER, Colorado, November 16, 2021 - Veritone, Inc. (NASDAQ: VERI) creator of aiWARE, a hyper-expansive enterprise AI platform, today announced that it intends to offer, subject to market conditions and other factors, $150 million aggregate principal amount of convertible senior notes due 2026 (the “notes”) in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The company also intends to grant the initial purchasers of the notes an option to purchase, for settlement within a period of 13 days from, and including, the date notes are first issued, up to an additional $22.5 million aggregate principal amount of the notes if the initial purchasers sell more notes than $150 million principal amount of notes.

The notes will be senior, unsecured obligations of the company, and will accrue interest payable semi-annually in arrears. The notes will mature on November 15, 2026, unless earlier converted, redeemed or repurchased by the Company. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Upon conversion, the notes may be settled in cash, the company’s common stock, or a combination of cash and the company’s common stock, at the company’s election. The notes will not be redeemable at the company’s option prior to November 20, 2024. On or after November 20, 2024, the company may redeem the notes for cash, at its option, if the last reported sale price of the company’s common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the company provides notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date.

In connection with the pricing of the notes, the company expects to enter into capped call transactions with one or more of the initial purchasers or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce the potential dilution to the company’s common stock upon any conversion of the notes and/or offset some or all of any cash payments the company is required to make in excess of the principal amount of converted notes, as the case may be, with such reduction and/or offset subject to a cap.

In connection with establishing their initial hedges of the capped call transactions, the company has been advised that the option counterparties or their respective affiliates are expected to purchase shares of the company’s common stock and/or enter into various derivative transactions with respect to the company’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the company’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the company’s common stock and/or purchasing or selling the company’s common stock or other securities of the company’s in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes or following any repurchase or redemption of the notes). This activity could also cause or avoid an increase or a decrease in the market price of the company’s common stock or the notes, which could affect a noteholder’s ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and the value of the consideration that a noteholder will receive upon conversion of the notes.

If the initial purchasers exercise their option to purchase additional notes, the company expects to enter into additional capped call transactions with the option counterparties, which will cover, subject to customary anti-dilution adjustments, the number of shares of common stock that underlie the additional notes sold.

The company intends to use the net proceeds from this offering to fund the capped call transactions, for general corporate purposes and acquisitions of or investments in complementary businesses, products, services and technologies.

Neither the notes, nor any shares of the company’s common stock potentially issuable upon conversion of the notes, have been, nor will be, registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of the common stock potentially issuable upon conversion of the notes or any other securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

About Veritone

Veritone (NASDAQ: VERI) is a leader in enterprise artificial intelligence (AI) software and solutions. Serving organizations in both commercial and regulated sectors, Veritone’s software, services, and industry applications accelerate and maximize digital migration, empowering the largest and most recognizable brands in the world to run more efficiently, accelerate decision making and increase profitability. Veritone’s hyper-expansive enterprise AI platform, aiWARE™, orchestrates an ever-growing ecosystem of machine learning models to transform audio, video and other data sources into actionable intelligence. Through professional and managed services, as well as its robust partner ecosystem, Veritone develops and builds AI solutions that solve the problems of today and tomorrow. Veritone is headquartered in Denver, Colorado.

Forward-Looking Statements

Statements in this press release which are not purely historical, including statements regarding the company’s intentions, hopes, beliefs, expectations, representations, projections, plans or predictions of the future, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the proposed transaction and the intended use of the net proceeds from the transaction, and involve risks and uncertainties. Actual results may differ materially from these forward-looking statements. The company’s business could be affected by a number of other factors, including the risk factors listed from time to time in its reports filed with the Securities and Exchange Commission including, but not limited to, the company’s annual report on Form 10-K for the fiscal year ended December 31, 2020, as amended, and subsequent quarterly reports on Form 10-Q, as well as any updates to these risk factors filed from time to time in the company’s other filings with the Securities and Exchange Commission. The company cautions investors not to place undue reliance on the forward-looking statements contained in this press release, and the company disclaims any obligation, and do not undertake, to update or revise any forward-looking statements in this press release except as may be required by law. Except as required by law, the company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Company contact:

Brian Alger, CFA

SVP, Investor Relations and Capital Markets

Veritone, Inc.

949-386-4318

balger@veritone.com